UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

August 28, 2012

Date of Report

(Date of earliest event reported)

AIR LEASE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35121 (Commission File Number)	27-1840403 (I.R.S. Employer Identification No.)

2000 Avenue of the Stars, Suite 1000N Los Angeles, California (Address of principal executive offices)	90067 (Zip Code)

Registrant’s telephone number, including area code: (310) 553-0555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)                                 It was determined on August 28, 2012, that Grant A. Levy would be changing his position at Air Lease Corporation (the “Company”) from “Executive Vice President, General Counsel and Secretary” to “Executive Vice President,” effective on September 17, 2012, with the start of employment of Carol Forsyte as Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer of the Company, as described in the press release attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit 99.1            Press Release dated August 31, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR LEASE CORPORATION

Date: August 31, 2012	/s/ Gregory B. Willis
Gregory B. Willis
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1         Press Release dated August 31, 2012